UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2012

TRI-COUNTY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	0-18279	52-1652138
(State or other Jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3035 Leonardtown Road, Waldorf, Maryland 20601
(Address of principal executive offices)

 (301) 645-5601
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 11, 2012, Tri-County Financial Corporation (the “Company”) filed Articles of Amendment to the Company’s Articles of Incorporation with the Maryland Department of Assessments and Taxation to amend Article X to provide the Board of Directors with the ability to set the number of directors at any number permitted under applicable law.

A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 hereto and incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

(d)	Exhibits

Number  Description

3.1             Articles of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-COUNTY FINANCIAL CORPORATION

Date: May 14, 2012	By:	/s/ William J. Pasenelli
William J. Pasenelli
President and Chief Financial Officer